Smith Barney
INVESTMENT TRUST
388 Greenwich Street
New York, New York 10013
(800) 451-2010

	March 30, 1998

This Statement of Additional Information (the
"SAI")) supplements the information contained in the current Prospectus of the Smith Barney
Large Capitalization Growth Fund (the Fund) dated March 30, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Prospectus. The
Prospectus may be obtained by contacting a Smith Barney Financial Consultant, or by writing or calling Smith Barney Investment
Trust (the "Trust"), of which the Large
Capitalization Fund is a series, at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference, the section headings used in this SAI are identical to those used in each Prospectus except as noted in parentheses below:

Management of the Trust and the Funds
1
Investment Objectives and Management Policy
4
Purchase of Shares
8
Redemption of Shares
9
Distributor
10
Valuation of Shares
11
Exchange Privilege
12
Performance Data (See in the Prospectus
"Performance" )
12
Taxes (See in the Prospectus "Dividend,
Distribution and Taxes"	)
15
Additional Information
16
Financial Statements
17
MANAGEMENT OF THE TRUST AND THE FUND
The executive officers of the Fund are
employees of certain of the organizations that
provide services to the Fund.  These
organizations are as follows:
NAME	SERVICE
Smith Barney Inc. ("Smith Barney" or the
"Distributor")
Distributor
Mutual Management Corp. ("MMC" or the
"Manager")
Investment Manager
PNC Bank, National Association ("PNC" or the
"Custodian")
Custodian
First Data Investor Services Group, Inc.,
("First Data" or the " Custodian")

Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.


TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The names of the Trustees of the Trust and executive officers of the Fund, together with information as to their principal business occupations, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the
"1940 Act"), is indicated by an asterisk.

	Herbert Barg (Age 74). Private Investor.
His address is 273 Montgomery Avenue, Bala
Cynwyd, Pennsylvania 19004.

	*Alfred J. Bianchetti, Trustee (Age 75).
Retired; formerly Senior Consultant to Dean
Witter Reynolds Inc.  His address is 19 Circle
End Drive, Ramsey, New Jersey 07466.

	Martin Brody, Trustee (Age 76).
Consultant, HMK Associates; Retired Vice
Chairman of the Board of Restaurant Associates
Corp.  His address is c/o HMK Associates, 30
Columbia Turnpike, Florham Park, New Jersey
07932.

	Dwight B. Crane, Trustee (Age 60).
Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts
02163.

	Burt N. Dorsett, Trustee (Age 67).
Managing Partner of Dorsett McCabe Management.
Inc., an investment counseling firm; Trustee of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm.
His address is 201 East 62nd Street, New York,
New York 10021.

	Elliot S. Jaffe, Trustee (Age 71).
Chairman of the Board and President of The
Dress Barn, Inc.  His address is 30 Dunnigan
Drive, Suffern, New York 10901.

	Stephen E. Kaufman, Trustee (Age 66).
Attorney.  His address is 277 Park Avenue, New
York, New York 10172.

	Joseph J. McCann, Trustee (Age 67).
Financial Consultant; Retired Financial
Executive, Ryan Homes, Inc.  His address is 200
Oak Park Place, Pittsburgh, Pennsylvania 15243.

	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age 64). Managing
Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and
President of MMC and Travelers Investment
Adviser, Inc. ("TIA"); prior to July 1993,
Senior Executive Vice President of Shearson
Lehman Brothers Inc., Vice Chairman of Shearson
Asset Management. Mr. McLendon is Chairman of the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New
York 10013.

	Cornelius C. Rose, Jr., Trustee (Age 64).
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Trustee of Performance Learning Systems, an educational consultant. His address is Fair Oaks, Enfield,
New Hampshire 03748.

	James J. Crisona,  Trustee Emeritus.
Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118
East 60th Street,  New York,  New York 10022

	Lewis E. Daidone, Senior Vice President
and Treasurer (Age 40).  Managing Director of
Smith Barney, Chief Financial Officer of the
Smith Barney Mutual Funds; Director and Senior
Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York
10013.

	Alan Blake, Vice President and Investment
Officer (Age 48), Managing Director of Smith
Barney.  His address is 388 Greenwich Street,
New York, New York 10013.

	Christina T. Sydor, Secretary (Age 46),
Managing Director of Smith Barney. General
Counsel and Secretary of MMC and TIA.  Ms.
Sydor serves as secretary of 42 Smith Barney
Mutual Funds.  Her address is 388 Greenwich
Street, New York, New York 10013.

	No officer, director or employee of Smith
Barney or any of its affiliates receives any compensation from the Trust for serving as an officer of the Fund or Trustee of the Trust.
The Trust pays each Trustee who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $8,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each Trustee emeritus who is not an officer, director or employee of Smith Barney or its affiliates receives a fee of $4,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All
Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

	For the fiscal year ended November 30,
1997, the Trustees of the Fund were paid the following compensation:






Name of Person



Aggregate
Compensation
from Fund #
Total
Pension or
Retirement
Benefits Accured
as part of
Fund Expenses


Compensation
from Fund
and Fund
Complex
Paid to Trustees

Number of
Funds for
Which Trustees
Serves Within
Fund Complex
Herbert Barg
$6,600
$0
$101,600
18
Alfred Bianchetti*
  6,600
  0
49,600
13
Martin Brody
  6,000
  0
119,814
21
Dwight B. Crane
  6,600
  0
133,850
24
Burt N. Dorsett
  6,600
  0
49,600
13
Elliot S. Jaffe
  6,600
  0
48,500
13
Stephen E. Kaufman
  6,600
  0
91,964
15
Joseph J. McCann
  6,600
  0
49,600
13
Heath B. McLendon *
-
-
-
42
Cornelius C. Rose, Jr.
  6,600
  0
49,600
13

*      Designates an "interested" Trustee.
#   Upon attainment of age 80, Fund Trustees
are required to change to emeritus status.
Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Crisona is a Trustee
Emeritus and as such may attend meetings but has no voting rights. During the Funds last fiscal year, aggregate compensation paid by the Fund to Trustees achieving emeritus status totaled $11,423

Investment Manager - MMC

MMC serves as investment manager to the Fund pursuant to an investment management agreement
(the "Investment Management Agreement") with the Trust which was approved by the Board of Trustees, including a majority of Trustees who are not "interested persons" of the Trust or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings
Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Travelers Group Inc.
("Travelers"). The services provided by the Manager under the Investment Management
Agreement are described in the prospectus under "Management of the Trust and the Fund." The
Manager pays the salary of any officer and employee who is employed by both it and the Trust. The Manager bears all expenses in connection with the performance of its services.
As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Trust. The Trustees who are not "interested persons" of the Trust have selected Stroock & Stroock & Lavan LLP as their counsel.

KPMG Peat Marwick LLP, independent auditors,
345 Park Avenue, New York, New York 10154, have been selected to serve as auditors of the Trust and to render opinions on the Funds financial statements for the fiscal year ended November
30, 1998.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Money Market Instruments. As stated in the
Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.
Money market instruments in which the Fund may invest include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Domestic commercial banks organized under
Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance
Corporation the ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specialized levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.
Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks.
These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.
Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office.
A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required: (a) to pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) to maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis. Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift
Supervision and are insured by the Savings
Association Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

American, European and Continental Depository
Receipts.  The Fund may invest in the
securities of foreign and domestic issuers in the form of American Depository Receipts
("ADRs") and European Depository Receipts
("EDRs").  These securities may not
necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts
("CDRs"), are receipts issued in Europe
typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S.
securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

Miscellaneous Investment Policies

The Fund may invest up to an aggregate amount equal to 10% of its net assets of illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Investment Restrictions

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Investment restrictions 8 through 13 may be changed by a vote of a majority of the Trusts Board of Trustees at any time.

Under the investment restrictions adopted by the Trust with respect to the Fund: The Fund will not

1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency
(not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and
(b), the Fund will be limited so that no more than 331/3% of the value of its total assets
(including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940
Act and the rules, regulations and orders thereunder

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); or (d) investing in real estate investment trust securities.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Invest in oil, gas or other mineral leases or exploration or development programs.

10. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Funds investment objective and policies.

11. Purchase any security if, as a result
(unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Funds total assets would be invested in securities of any one or more closed-end investment companies.

12. Purchase a security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers
(including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

13. Make investments for the purpose of
exercising control of management.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall review of the Trusts Board of Trustees.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the type that the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
The Trust has paid no brokerage commissions since its commencement of operations.

Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the Funds shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

While the Funds portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed
100%, it has in the past exceeded 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates
(market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.
The portfolio turnover rate for the period ended November 30, 1997 was 1%.

PURCHASE OF SHARES

Volume Discounts

The schedules of sales charges described in the Prospectus apply to purchases of shares of the Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individuals spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act;
(e) tax-exempt organizations enumerated in
Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedules in the Prospectus, apply to any purchase of shares of a Fund by any "purchaser" (as defined above). The reduced sales charge is subject to confirmation of the shareholders holdings through a check of appropriate records. The Trust reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a
Smith Barney Financial Consultant.


Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of a Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class C shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each Funds financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed
(a) for any periods during which the New York
Stock Exchange, Inc.  (the "NYSE") is closed
(other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Funds investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Funds shareholders.

Distribution in Kind

If the Board of Trustees of the Trust
determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Funds net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the
"Withdrawal Plan") is available to
shareholders of the Fund who own shares of the Fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least
$50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholders shares at the time the Withdrawal
Plan commences.  (With respect to Withdrawal
Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholders investment in a Fund, continued withdrawal payments will reduce the shareholders investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.
Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a Fund who wish to participate in the Withdrawal Plan and who hold their shares of the Fund in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly through the Transfer
Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a Smith Barney
Financial Consultant.

DISTRIBUTOR

Smith Barney serves as the Trusts distributor on a best efforts basis pursuant to a written agreement (the Distribution Agreement"), which was approved by the Trusts Board of Trustees.

For the fiscal year ended November 30, 1997, the Distributor received approximately
$3,023,000 in sales charges for the sale of the Funds Class A shares, and did not reallow any portion thereof to dealers.

For the fiscal year ended November 30, 1997, the Distributor received approximately $28,000 representing CDSC on redemption of the Funds
Class B shares.

For the fiscal year ended November 30, 1997, the Distributor received approximately $3,000 representing CDSC on redemption of the Funds
Class C shares.

When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investors brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the
Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith
Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Trusts
Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution
Agreements for continuance.

For the fiscal year ended November 30, 1997, the Distributor incurred distribution expenses totaling approximately $10,736,062, consisting of approximately $373,258 for advertising,
$4,583 for printing and mailing of
prospectuses, $1,811,797 for support services,
$8,177,797 to Smith Barney Financial
Consultants, and $368,627 in accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Funds shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

For the fiscal year ended November 30, 1997, the Distributor, received $551,254 in the aggregate from the Plan.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent
Trustees"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees including all of the Independent Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).
Pursuant to the Plan, Smith Barney will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class
C shares.  In addition, the Fund pays Smith
Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The
Class B and Class C distribution fee is
calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective
Class.

SERVICE FEES

Year Ended
11/30/97
Class A
	$  64,109
Class B
	101,125
Class C
	20,661

DISTRIBUTION FEES

Year Ended
11/30/97
Class B
	$303,375
Class C
	61,984


VALUATION OF SHARES

The net asset value per share of the Funds
Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Years Day, Martin Luther King,
Jr. Day, Presidents Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.
Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Trust in valuing its assets.
Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices.
Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Fund'
" Board of Trustees.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same
Class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A shares of the Fund may be exchanged without a sales charge for Class A shares of any of the Smith Barney Mutual Funds.
B. Class C shares of any fund may be exchanged without a sales charge. For purposes of CDSC applicability, Class C shares of the Fund exchanged for Class C shares of another Smith
Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.
Dealers other than Smith Barney must notify the Transfer Agent of the investors prior ownership of Class A shares of Smith Barney High Income
Fund and the account number in order to
accomplish an exchange of shares of Smith
Barney High Income Fund under paragraph B above.
The exchange privilege enables shareholders in any Smith Barney Mutual Fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.
Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial
Consultant.
Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired.
Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Trust may quote a Funds yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the Funds shares.
Such performance information may include the following industry and financial publications-
Barrons, Business Week, CDA Investment
Technologies, Inc., Changing Times, Forbes,
Fortune, Institutional Investor, Investors
Daily, Money, Morningstar Mutual Fund Values,
The New York Times, USA Today and The Wall
Street Journal.  To the extent any
advertisement or sales literature of a Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

A Funds "average annual total return," as
described below, is computed according to a
formula prescribed by the SEC.  The formula can
be expressed as follows:
P(1 + T)n = ERV
Where: P	= 	a hypothetical initial
payment of $1,000.
T	= 	average annual total return.
n	= 	number of years.
ERV	=	Ending Redeemable Value of a
hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Funds net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

Class A shares average annual total return was as follows for the period indicated:

(1.84)% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 3.37%.

Class B shares average annual total return was as follows for the period indicated:

(1.80)% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the average annual total return for Class B shares for the same period would have been 3.20%.

Class C shares average annual total return was as follows for the period indicated:

2.2% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the average annual total return for Class C shares for the same period would have been 3.20%.

Class Y shares average annual total return was as follows for the period indicated:
(2.92)% for the period from inception (July 14, 1997) through November 30, 1997.

Class Y shares do not incur sales charges nor CDSCs.

Aggregate Total Return

The Funds "aggregate total return," as
described below, represents the cumulative
change in the value of an investment in the
Fund for the specified period and is computed
by the following formula:
ERV - P
P
Where: P 	=	a hypothetical initial
payment of $10,000.
ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.
Class A shares aggregate total return was as follows for the period indicated:

(1.84)% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate total return for Class A shares for the same period would have been 3.37%.

Class B shares aggregate total return was as follows for the period indicated:

(1.80)% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption.
If the maximum CDSC had not been deducted, the aggregate total return for Class B shares for the same period would have been 3.20%.

Class C shares average annual total return was as follows for the period indicated:

2.20% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption.
If the maximum CDSC had not been deducted, the aggregate total return for Class C shares for the same period would have been 3.20%.

Class Y shares aggregate total return was as follows for the period indicated:

(2.92)% for the period from inception (July 14, 1997) through November 30, 1997.

Class Y shares do not incur sales charges nor CDSCs.

Performance will vary from time to time depends upon market conditions, the composition of the Funds portfolio and operating expenses and the expenses exclusively attributable to the Class.
Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies portfolio securities.


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and
(b) distributes to its shareholders at least
90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.
Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions
("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held
Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Funds prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

The portion of the dividends received from the Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). The Funds holding period will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell or entering into a short sale of substantially identical stock or securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties.
Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Funds gross income as of the later of (a) the date that such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared but unpaid, dividends) or
(b) the date that the Fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will he added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholders regular
Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning.
Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term
Trust.  On November 20, 1991, July 30, 1993,
October 14, 1994 and August 16, 1995, the
Trusts name was changed to Shearson Lehman
Brothers Income Trust, Smith Barney Shearson
Income Trust, Smith Barney Income Trust and
Smith Barney Investment Trust, respectively.

PNC, located at 17th and Chestnut Streets,
Philadelphia, Pennsylvania, 19103, serves as the custodian of the Fund. Under its custody agreement with the Fund, PNC holds the Funds securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston,
Massachusetts 02109, serves as the Trusts transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by the Trust. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Funds Annual Report for the fiscal year ended November 30, 1997 is incorporated herein by reference in its entirety.



	Smith Barney
	Investment
	Trust





















SMITH BARNEY
INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

	SMITH BARNEY

A Member of Travelers Group

U\LEGAL\SLIT\1998\SECDOCS\LCGSAI98.DOC.
21



Smith Barney
INVESTMENT TRUST
388 Greenwich Street
New York, New York 10013
(800) 451-2010
	March 30, 1998

This Statement of Additional Information (the
"SAI") supplements the
information contained in the current
Prospectuses of the Smith Barney
Intermediate Maturity California Municipals
Fund (the "California Fund") and
the Smith Barney Intermediate Maturity New York
Municipals Fund (the "New
York Fund") dated March 30, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Prospectuses. The
Prospectuses may be obtained by contacting a Smith Barney Financial
Consultant, or by writing or calling Smith
Barney Investment Trust (the
"Trust"), of which each of the California Fund and the New York Fund
(individually referred to as a "Fund" and collectively referred to as the
"Funds") is a series, at the address or
telephone number set forth above.
This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference, the same section
headings used in this SAI are
identical to those used in each Prospectus except as noted in parentheses below:

Management of the Trust and the Funds
1
Investment Objectives and Management Policies
the New York &
California Fund
6
Purchase of Shares
24
Redemption of Shares
25
Distributor
26
Valuation of Shares
28
Exchange Privilege
29
Performance Data (See in the Prospectuses
"Performance ")
29
Taxes (See in the Prospectuses "Dividend,
Distribution and Taxes")
33
Additional Information
34
Financial Statements
35
Appendix
36
MANAGEMENT OF THE TRUST AND THE FUNDS
The executive officers of the Funds are
employees of certain of the
organizations that provide services to the
Fund.  These organizations are as
follows:
NAME	SERVICE
Smith Barney Inc. ("Smith Barney" or the
 " Distributor") )
Mutual Management Corp.
Distributor
("MMC" "Adviser" "Administrator")
Investment Adviser and
Administrator
PNC Bank, National Association ("PNC" or the
"Custodian)
Custodian
First Data Investor Services Group, Inc.,
("First Data" or the "Transfer Agent")
Transfer Agent

These organizations and the functions they perform for the Funds are discussed in the Prospectuses and in this SAI.
TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The names of the Trustees of the Trust and executive officers of the Funds, together with information as to their principal business occupations, are set forth below. The executive officers of the Funds are employees of organizations that provide services to the Funds. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.
	Herbert Barg (Age 74). Private Investor.
His address is 273 Montgomery
Avenue, Bala Cynwyd, Pennsylvania 19004.

	*Alfred J. Bianchetti, Trustee (Age 75).
Retired; formerly Senior
Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive,
Ramsey, New Jersey 07466.

	Martin Brody, Trustee (Age 76).
Consultant, HMK Associates; Retired
Vice Chairman of the Board of Restaurant
Associates Corp.  His address is c/o
HMK Associates, 30 Columbia Turnpike, Florham
Park, New Jersey 07932.

	Dwight B. Crane, Trustee (Age 60).
Professor, Harvard Business School.
His address is c/o Harvard Business School,
Soldiers Field Road, Boston,
Massachusetts 02163.

	Burt N. Dorsett, Trustee (Age 67).
Managing Partner of Dorsett McCabe
Management. Inc., an investment counseling firm; Trustee of Research
Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New
York, New York 10021.

	Elliot S. Jaffe, Trustee (Age 71).
Chairman of the Board and President
of The Dress Barn, Inc.  His address is 30
Dunnigan Drive, Suffern, New York
10901.

	Stephen E. Kaufman, Trustee (Age 66).
Attorney.  His address is 277
Park Avenue, New York, New York 10172.

	Joseph J. McCann, Trustee (Age 67).
Financial Consultant; Retired
Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place,
Pittsburgh, Pennsylvania 15243.

	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
64).  Managing Director of Smith Barney,
Chairman of the Board of Smith
Barney Strategy Advisers Inc. and President of
MMC and Travelers Investment
Adviser, Inc. ("TIA"); prior to July 1993,
Senior Executive Vice President of
Shearson Lehman Brothers Inc., Vice Chairman of
Shearson Asset Management.
Mr. McLendon is Chairman of the Board of 42
Smith Barney Mutual Funds. His
address is 388 Greenwich Street, New York, New
York 10013.

	Cornelius C. Rose, Jr., Trustee (Age 64).
President, Cornelius C. Rose
Associates, Inc., financial consultants, and
Chairman and Trustee of
Performance Learning Systems, an educational consultant. His address is Fair
Oaks, Enfield, New Hampshire 03748.

	James J. Crisona, Trustee Emeritus.
Attorney; formerly Justice of the
Supreme Court of the State of New York. His address is 118 East 60th Street,
New York, New York 10022

	Lewis E. Daidone, Senior Vice President
and Treasurer (Age 40).
Managing Director of Smith Barney, Chief
Financial Officer of the Smith
Barney Mutual Funds; Director and Senior Vice
President of MMC and TIA. Mr.
Daidone serves as Senior Vice President and
Treasurer of 42 Smith Barney
Mutual Funds.  His address is 388 Greenwich
Street, New York, New York 10013.

Joseph P. Deane, Vice President and Investment
Officer (Age 49).
Investment Officer of MMC; Managing Director of
Smith Barney; prior to July
1993, Managing Director of Shearson Lehman
Advisors.  Mr. Deane also serves
as Investment Officer of 5 Smith Barney Mutual
Funds.  His address is 388
Greenwich Street, New York, New York 10013.

Peter Coffey, Vice President and Investment
Officer (Age 52).
Investment Officer of MMC; Managing Director of
Smith Barney; Mr. Coffey also
serves as Investment Officer of 8 Smith Barney
Mutual Funds.  His address is
388 Greenwich Street, New York, New York 10013.

	Christina T. Sydor, Secretary (Age 46),
Managing Director of Smith
Barney. General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich
Street, New York, New York 10013.

	No officer, director or employee of Smith
Barney or any of its
affiliates receives any compensation from the Trust for serving as an officer of the Funds or Trustee of the Trust. The
Trust pays each Trustee who is not
an officer, director or employee of Smith
Barney or any of its affiliates a
fee of $8,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each Trustee emeritus who is not an officer, director or employee of Smith Barney or its affiliates receives a fee of $4,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

	For the fiscal year ended November 30,
1997, the Trustees of the Fund
were paid the following compensation:






Name of Person



Aggregate
Compensat
ion
from Fund
#
Total
Pension or
Retirement
Benefits
Accured
as part of
Fund Expenses


Compensatio
n
from Fund
and Fund
Complex
Paid to
Trustees

Number of
Funds for
Which
Trustees
Serves
Within
Fund Complex
Herbert Barg
$6,600
$0
$101,600
18
Alfred
Bianchetti**
  6,600
  0
49,600
13
Martin Brody
  6,000
  0
119,814
21
Dwight B. Crane
  6,600
  0
133,850
24
Burt N. Dorsett
  6,600
  0
49,600
13
Elliot S. Jaffe
  6,600
  0
48,500
13
Stephen E.
Kaufman
  6,600
  0
91,964
15
Joseph J.
McCann
  6,600
  0
49,600
13
Heath B.
McLendon **
-
-
-
42
Cornelius C.
Rose, Jr.
  6,600
  0
49,600
13

**    Designates an "interested" Trustee.
 #   Upon attainment of age 80, Fund Trustees
are required to change to
emeritus status.  Trustees Emeritus are
entitled to serve  in emeritus
status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund
Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Crisona is a Trustee Emeritus and as such may attend meetings but has no voting rights. During the Funds last fiscal year, aggregate compensation paid by the Fund to Trustees achieving emeritus status totaled $11,423

Investment Adviser and Administrator - MMC
The Adviser serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (the "Investment
Advisory Agreement") with the
Trust that was approved by the Board of
Trustees, including a majority of
Trustees who are not "interested persons" of the Trust or the Adviser. The
Adviser is a wholly owned subsidiary of Salomon
Smith Barney Holdings Inc.
("Holdings"), which, in turn, is a wholly owned subsidiary of Travelers Group
Inc. ("Travelers"). The services provided by the Adviser under the
Investment Advisory Agreement are described in the Prospectuses under
"Management of the Trust and the Fund." The
Adviser pays the salary of any
officer and employee who is employed by both it and the Trust. The Adviser bears all expenses in connection with the performance of its services.
As compensation for investment advisory
services, each Fund pays the Adviser
a fee computed daily and paid monthly at the annual rate of 0.30% of the Funds average daily net assets.
For the fiscal year ended November 30, 1995, the Funds paid the Adviser investment advisory fees, and the investment adviser waived fees and reimbursed expenses as follows:



Fees Waived


and Expenses
Fund
Fees Paid
Reimbursed
California Fund
$22,385
$65,910
New York Fund
  82,898
115,831

For the fiscal year ended November 30, 1996, the Funds paid the Adviser investment advisory fees, and the investment adviser waived fees and reimbursed expenses as follows:


Fees Waived


and Expenses
Fund
Fees Paid
Reimbursed
California Fund
$       0
$128,361
New York Fund
32,306
  122,796

For the fiscal year ended November 30, 1997, the Funds paid the Adviser investment advisory fees, and the investment adviser waived fees and reimbursed expenses as follows:

Fund
Fees Paid
Fees Waived
California Fund
$20,278
$63,087
New York Fund
  59,523
  90,299

MMC also serves as administrator to the New
York and California Funds
pursuant to a written agreement (the
"Administration Agreement"), which was
approved by the Trustees of the Trust,
including a majority of Trustees who
are not "interested persons" of the Trust or the Administrator. The services provided by the Administrator under the Administration Agreement are described in the Prospectuses under "Management of the Trust and the Fund."
The Administrator pays the salary of any officer and employee who is employed by both it and the Trust and bears all expenses in connection with the performance of its services.
As compensation for administrative services rendered to each Fund, the
Administrator receives a fee computed daily and paid monthly at the annual rate of 0.20% of the Funds average daily net assets.
Prior to June 26, 1995, and July 10, 1995, for
New York Fund and California
Fund, respectively, The Boston Company
Advisors, Inc. ("Boston Advisors"), an
indirect wholly owned subsidiary of Mellon Bank
Corporation, served as the
Funds sub-administrator.

For the fiscal year ended November 30, 1995 the Funds paid the Administrator administration fees and the Administrator waived fees as follows:


Fees Waived


and Expenses
Fund
Fees Paid
Reimbursed
California Fund
$17,121
$37,626
New York Fund
  47,695
  65,864

For the fiscal year ended November 30, 1996 the Funds paid the Administrator administration fees and the Administrator waived fees as follows:


Fees Waived


and Expenses
Fund
Fees Paid
Reimbursed
California Fund
$       0
$85,575
New York Fund
10,906
  92,495
For the fiscal year ended November 30, 1997 the Funds paid the Administrator administration fees and the Administrator waived fees as follows:


Fees Waived


and Expenses
Fund
Fees Paid
Reimbursed
California Fund
$13,518
$42,058
New York Fund
  33,023
  66,858

The Trust bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Smith Barney or MMC, Securities and Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodians;
transfer and dividend disbursing
agent fees; certain insurance premiums; outside auditing and legal expenses;
costs of maintaining corporate existence; costs of investor services
(including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Trust.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Trust. The Trustees who are not "interested persons" of the Trust have selected Stroock & Stroock
& Lavan LLP as their counsel.
KPMG Peat Marwick LLP, independent auditors,
345 Park Avenue, New York, New
York 10154, have been selected to serve as auditors of the Trust and to render opinions on the Funds financial statements for the fiscal year ended
November 30, 1998.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
FOR THE NEW YORK AND CALIFORNIA FUND

The Prospectuses discuss the investment
objective of each Fund and the
principal policies to be employed to achieve that objective. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

United States Government Securities

Securities issued or guaranteed by the United
States government or one of its
agencies, authorities or instrumentalities
("U.S. government securities") in
which each of the California Fund and the New
York Fund may invest include
debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the Federal Housing
Administration, Export-Import Bank
of the United States, Small Business
Administration, Government National
Mortgage Association, General Services
Administration, Federal Home Loan
Banks, Federal Home Loan Mortgage Corporation,
Federal Intermediate Credit
Banks, Federal National Mortgage Association,
Maritime Administration,
Tennessee Valley Authority, District of
Columbia Armory Board, Student Loan
Marketing Association, Resolution Trust
Corporation and various institutions
that previously were or currently are part of the Farm Credit System (which has been undergoing a reorganization since
1987).  Direct obligations of the
United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, neither of the Funds will invest in obligations issued by an instrumentality of the United States government unless the Adviser determines that the instrumentalitys credit risk does not make its securities unsuitable for investment by the Fund.

Municipal Obligations

Each of the Funds invests principally in debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes ("Municipal
Obligations"). Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities.
Private activity bonds that
are issued by or on behalf of public
authorities to finance privately
operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities.
Because the bonds are secured only
by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases

Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets.
These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal
Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the municipal lease has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with
Municipal Obligations; moreover,
although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit the risks, the Fund will purchase either (a) municipal leases that are rated in the four highest categories by Moodys
Investor Services, Inc. ("Moodys") or Standard
& Poors Corporation ("S&P") or
(b) unrated municipal leases that are purchased principally from domestic banks or other responsible third parties that have entered into an agreement with the Fund providing the seller will either remarket or repurchase the municipal leases within a short period after demand by the Fund.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations have been introduced before
Congress. Similar proposals may be introduced in the future. In addition, the Internal Revenue Code of 1986, as amended, (the "Code") currently provides that small issue private activity bonds will not be tax-exempt if the bonds were issued after December 31, 1986, and the proceeds were used to finance projects other than manufacturing facilities.

Special Considerations Relating To California
Exempt Obligations

As indicated in its Prospectus, the California
Fund seeks its objective by
investing principally in a portfolio of
Municipal Obligations, the interest
from which is exempt from California State personal income taxes ("California
Exempt Obligations").

Some of the significant financial
considerations relating to the California
Funds investments in California Exempt
Obligations are summarized below.
This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this SAI and does not purport to be a complete description of any of the considerations mentioned herein. It is also based on the disclosure statement filed in the County of Orange bankruptcy case. The accuracy and completeness of the information contained in such official statements and disclosure statement has not been independently verified.

Risk Factors
Beginning in the 1990-91 fiscal year,
California faced the worst economic,
fiscal and budget conditions since the 1930s.
Construction, manufacturing
(especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to exceed 800,000.
The recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund?K-12 schools and community colleges, health, welfare and corrections?growing at rates higher than the growth rates for the principal revenue sources of the General Fund.
(The General Fund, the
State's main operating fund, consists of revenues which are not required to be credited to any other fund.) The State experienced recurring budget deficits. The State Controller reported that expenditures exceeded revenues for the four of the six fiscal years ending with 1992-93, and were essentially equal in 1993-94. According to the Department of Finance, the
State suffered a continuing budget deficit of approximately $2.8 billion in the Special Fund for Economic Uncertainties.
(Special Funds account for
revenues obtained from specific revenue
sources, and which are legally
restricted to expenditures for specified purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years.
The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the 1993-94 fiscal year was less than $300 million. The accumulated budget deficit at June 30, 1994 was not able to be retired by June 30, 1995 as planned. When the economy failed to recover sufficiently in 1993-
94, a second two-year plan was
implemented in 1994-95. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. At the end of its 1995-
96 fiscal year, however, the State did not borrow moneys into "1995-96
Budget" the subsequent fiscal year.
Since the severe recession, California's economy has been recovering.
Employment has grown by over 500,000 in 1994 and 1995, and the precession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (accounting for approximately two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.
Sectors which are now contributing to
California's recovery include
construction and related manufacturing,
wholesale and retail trade,
transportation and several service industries such as amusements and recreation, business services, and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. As a result of these factors, average 1994 non-farm employment exceeded expectations and grew beyond 1993 levels.
Many California counties continue to be under severe fiscal stress. Such stress has impacted smaller, rural counties and larger urban counties such as
Los Angeles, and Orange County which declared bankruptcy in 1994. Orange
County has implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy.
However, California has experienced recent economic expansion, with growth in employment and in early 1998 the state recorded its lowest unemployment rate since 1990. There can be no assurance this growth trend will continue.
1995-96 Budget
The state began the 1995-96 Fiscal Year with strengthening revenues based on an improving economy and the smallest nominal
"budget gap" to be closed in
many years.
The 1995-96 Budget Act, signed by the Governor on August 3, 1995, projects
General Fund revenues and transfers of $44.1 billion, about $2.2 billion higher than projected revenues in 1994-95. The
Budget Act projects Special
Fund revenues of $12.7 billion, an increase from $12.1 billion projected in
1994-95.
The Department of Finance released updated projections for the 1995-96 fiscal year in May, 1996, estimating that revenues and transfers to be $46.1 billion, approximately $2 billion over the original fiscal year estimate.
Expenditures also increased, to an estimated
$45.4 billion, as a result of
the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to budget new aid for illegal immigrant costs which had been counted on to allow reductions in costs.
The principal features of the Budget Act were the following:
1. Proposition 98 funding for schools and community colleges will increase by about $1 billion (General Fund) and $1.2 billion total above revised
1994-95 levels.  Because of higher than
projected revenues in 1994-95, an
additional $543 million in appropriated to the 1994-95 Proposition 98 entitlement. A significant component of this amount is block grant of about $54 per pupil for any one-time purpose.
Per-pupil expenditures are
projected to increase by another $126 in 1995-
96 to $4,435.  A full 2.7%
cost of living allowance is funded for the first time in several years.
The budget comprise anticipated a settlement of the CTA v. Gould litigation.
2. Cuts in health and welfare costs totaling about $900 million, some of which would require federal legislative approval.
3. A 3.5% increase in funding for the
University of California ($90
million General Fund) and the California State
University system ($24
million General Fund), with no increase in student fees.
4. The updated Budget assumes receipt of $494 million in new federal aid for costs of illegal immigrants, in excess of federal government commitments.
5. General Fund support for the Department of Corrections is increased by about 8 percent over 1994-95, reflecting estimates of increased prison population. This amount is less than was proposed in the 1995 Governor's
Budget.
1996-97 Budget

The 1996-97 Budget Act was signed by the Governor on July 15, 1996, and projected General Fund revenues and transfers of approximately $47.64 billion and General Fund expenditures of approximately
$47.25 billion.  The Governor
vetoed abut $82 million of appropriations (both
General Fund and Special
Fund) and the State has implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue
Anticipation Notes to mature on
or before June 30, 1997.  The 1996-97 Budget
Act appropriated a budget
reserve in the Special Fund for Economic
Uncertainties of $305 million, as of
June 30, 1997.
The Budget Act contained General Fund
appropriations totaling $47.251
billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.
The following were the principal features of the 1996-97 Budget Act:
1. Proposition 98 funding for schools and community colleges will increase by about $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 level periods. Almost half of this money was budgeted to fund class-size reduction in kindergarten and grades 1-3.
2. Proposed cuts in health and welfare totaling
$660 million.  All of
these cuts require federal law changes
(including welfare reform),
federal waivers, or federal budget
appropriations in order to be
achieved. The 1996-97 Budget Act assumes approval/action by October,
1996, with the savings to be achieved beginning in November, 1996.
The 1996-97 Budget Act was based on
continuation of previously
approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State authorized cost of living increases.
3. A 4.9 percent increase in funding for the University of California
($130 million General Fund) and the California
State University system
($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.
4. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.
5. With respect to aid to local governments, the principal new programs included in the 1996-97 Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.
The 1996-97 Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax
Credit, saving $520 million in
expenditures.
1997-98 Budget
On January 9, 1997, the Governor announced his proposed 1997-98 State budget detailing plans to cut welfare, increase education spending and provide certain tax cuts to businesses and banks. The total spending plan in the amount of approximately $66.6 billion represents an increase of approximately
4% from the 1996-97 State Budget, with an increase in the State's General
Fund to approximately $50.3 billion.  The
Governor announced a proposal to
restructure the State's welfare system, placing strict time limits on the provisions of assistance and introducing penalties, and included a plan to increase spending for elementary and secondary schools.
On August 11, 1997, the State Legislature approved a 1997-98 State Budget of approximately $68 billion which included approximately $32 billion for public schools, an increase of approximately $4 billion over the prior year. The
Budget also included approximately $100 million for local law enforcement and approximately $75 million in spending to subsidize hospitals that care for large numbers of uninsured patients, as well as approximately $40 million for legal immigrants and an increase of approximately $223 million in welfare spending, including job training. The education portion of the State Budget approved by the Legislature for 1997-98 included approximately $850 million to expand the class-size reduction program and full statutory funding of the
Revenue Limit COLA comprising a 2.65% COLA, consistent with the May Revision,
Revenue Limit Equalization is as funded in the amount of approximately $261 million for the school district revenue limit equalization for 1996-97.
The final State Budget was signed by the Governor on August 18, 1997 after using his line-item veto authority to veto, with reservation until an acceptable school testing bill is passed, a significant amount of education funding from the State Budget approved by the Legislature. Vetoes which would be restored if a testing bill acceptable to the Governor is passed include approximately $955,000 in Department of Education spending, and approximately $900 million in local assistance.
Vetoes not relating to the
testing issue, but which need legislation in order to restore the vetoed funds, included more than $20 million in Department of Education spending.
The final State Budget also provided
approximately $377 million for child
care programs administered by the Department of Education and the Department of social Services, approximately $160 million for welfare-to-work programs, approximately $25 million in adult education funding and approximately $50 million in California community colleges, approximately $100 million to cities and counties to enhance local law enforcement, approximately $55 million in federal funds to local government for the construction of detention facilities and approximately $1.2 billion in deferred general fund contributions to the Public Employees
Retirement System.  The final State
Budget did not include the Governor's proposed
10% tax cut for bank and
corporations.
Proposed 1998-99 Budget
In 1997, California experienced employment growth exceeding 3 percent - approximately 400,000 new jobs - and income rose by more than 7 percent. The
State's unemployment rate fell during 1997 to a low of 5.8% in November. In fiscal year 1996-97, the State General Fund collections grew by over 6 percent to reach $49.2 billion, and revenue for the 1997-98 and 1998-99 fiscal years is expected to reach $52.9 billion and $55.4 billion respectively. This represents an annual growth of $3.7 billion (7.5 percent) for 1997-98 and $2.5 billion (4.7 percent) for 1998-99.
The 1998-99 Governor's Budget provides $50
million in General Fund and $200
million in a proposed bond issue to capitalize the Infrastructure and
Development Bank, which will provide capital to local governments to help businesses locate and expand in California, and $3 million for the small business loan guarantee program. The Budget also includes an Early Childhood
Development Initiative, which is designed to improve the health and development of children from birth to age three and provides additional funds for anti-gang programs and for the apprehension of sexual predators. The
Budget proposes an approximately $7 billion investment plan to maintain and build the State's system of schools, water supply, prisons, natural resources, and other Infrastructure.
In addition, the Budget includes approximately
$40 billion to be devoted to
California's 999 school districts and 58 county offices of education, resulting on estimated total per-pupil expenditures from all sources of
$6,620 in fiscal year 1997-98 and $6,749 in
1998-99.  Projected state
revenues will contribute to a 7 percent
increase in Proposition 98 General
Fund support for K-12 education in 1998-99.
This level of resources result
in K-12 Proposition 98 per-pupil expenditures of $5,636 in 1998-99, up from
$5,114 in 1996-97 and $5,414 in 1997-98.  In
addition, approximately $350
million has been allocated to lengthen the school year to 180 days while maintaining sufficient funds for staff development days. The State Budget included a 2.22% COLA for revenue limit, special education, and child development in an amount of $657.4 million which includes school district and county office of education apportionments
($470.6 million), summer school
($4.0 million), special education ($57.8
million), child development ($14.6
million), class size reduction ($33.6 million), and categorical program COLA and growth ($73.7 million); enrollment growth funding of $564.4 million;
class size reduction funding in the amount of $547 billion for all pupils in grades K-3 at $818 per pupil; and approximately
$2 billion in state bonds for
the 1998 election and $2.0 billion for each two years thereafter in 2000,
2002 and 2004 and an additional $135 million for deferred maintenance to be matched locally.
It cannot be predicted what actions will be taken in the future by the State
Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and state economic conditions and other factors.
THE FOREGOING DISCUSSION IS BASED ON OFFICIAL
STATEMENTS AND OTHER
INFORMATION PROVIDED BY THE STATE OF
CALIFORNIA.  THE STATE HAS INDICATED
THAT ITS DISCUSSION OF BUDGETARY INFORMATION IS
BASED ON ESTIMATES AND
PROJECTIONS OF REVENUES AND EXPENDITURES FOR
THE CURRENT FISCAL YEAR AND MUST
NOT BE CONSTRUED AS STATEMENTS OF FACT; THE
ESTIMATES AND PROJECTIONS ARE
BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE
AFFECTED BY NUMEROUS FACTORS,
INCLUDING FUTURE ECONOMIC CONDITIONS IN THE
STATE AND THE NATION, AND THERE
CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE
ACHIEVED.
Recent Voter Initiative
"Proposition 218" or the "Right to vote on Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election.
Officially titled "Voter Approval For Local
Government Taxes, Limitation on
Fees, Assessments and Charges Initiative
Constitutional Amendment," the Act
was approved by a majority of the voters voting at the election and adds
Articles XIIIC and XIIID to the California
Constitution.
The Proposition, among other things, requires local government to follow certain procedures in imposing or increasing any fee or charge as defined.
"Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service."
The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of owners of the identified parcels, the local government shall not impose the fee or charge.
The Proposition further provides as follows:
"Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two thirds vote of the electorate residing in the affected area."
Additionally, the Proposition provides, with respect to standby charges, as follows:
"No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to, the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."
The Proposition provides that beginning July 1,
1997, all fees and charges
shall comply with the Proposition's
requirements.
The Proposition is silent with respect to future increases of pre-existing fees or charges which are pledged to payment of indebtedness or obligations previously incurred by the local government.
Presumably, the Proposition
cannot preempt outstanding contractual
obligations protected by the contract
impairment clause of the federal constitution.
However, with respect to any
given situation or case, litigation may be the method which will settle any question concerning the authority of a local government to increase fees or charges outside of the strictures of the Proposition in order to meet contractual obligations.
Proposition 218 also contains a new provision subjecting "matters of reducing or repealing any local tax, assessments and charges" to the initiative power.
This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.
Litigation concerning various elements of the Proposition may ultimately ensue and clarifying legislation may be enacted.
State Appropriations Limit
The State is subject to an annual
appropriations limit imposed by Article
XIIIB of the State Constitution (the
"Appropriations Limit"), and is
prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The
Appropriations Limit is based on the
limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined
Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.
Exempted from the Appropriation Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article
XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the
Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.
Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in proposition 98.
During fiscal year 1991-1992
revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-1992 and 1992-1993 fiscal years without exceeding it, the
Legislature enacted legislation to reduce 1991-
92 appropriations.  The amount
budgeted to schools but which exceeded the reduced appropriations treated as a non-Proposition 98 short-term loan in 1991-
92.  As part of the 1992-93
Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the
1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans to $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding.
These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.
A Sacramento County Superior Court in
California Teachers Association, et al.
v Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiations leading to the
1995-96 Budget Act, an oral agreement was reached to settle this case. The parties reached a conditional final settlement of the case in April, 1996.
The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred, and final approval by the court, which was pending in early July, 1996.
The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools.
Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The
State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base.
Repayments are to be spread
over the eight-year period beginning 1994-95 through 2002-03. Once the
Director of Finance certifies that a settlement has occurred, approximately
$377 million in appropriations from the 1995-96 fiscal year to schools will be disbursed.
Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the
Trust cannot predict the impact of this or related legislation on the bonds in the Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the state could be pressured to provide addition financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such a Proposition 98 and others that may be adopted in the future, may place increasing pressure on the
State's budget over future years, potentially reducing resources available for other State programs, especially to the extent that the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.
State Indebtedness
As of September 1, 1997, the State had over
$17.6 billion aggregate amount of
its general obligation bonds outstanding.
General obligation bond
authorizations in an aggregate amount of approximately $8.26 billion remained unissued as of September 1, 1997. As of September 1, 1997 the State Finance
Committee had authorized the issuance of approximately $3.6 billion of general obligation commercial paper notes, but as of that date only $1.2 billion aggregate principal amount of which was issued and outstanding. The
State also builds and acquires capital
facilities through the use of lease
purchase borrowing. As of September 1, 1997, the State had approximately
$6.1 billion of outstanding General Fund-supported Lease-Purchase Debt.
In addition to the general obligation bonds, State agencies and authorities had approximately $20.86 billion aggregate principal amount of revenue bonds and notes outstanding as of September 1, 1997.
Revenue bonds represent both
obligations payable from State revenue-
producing enterprises and projects,
which are not payable from the General Fund, and conduit obligations payable only from various revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of
California's systems), housing, health
facilities and pollution control
facilities.
Litigation
The State is a party to numerous legal
proceedings.  In addition, the State
is involved in certain other legal proceedings that, if decided against the
State, might require the State to make
significant future expenditures or
impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public
Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor
Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, challenges of transfer of moneys from State Treasury special fund accounts to the State's General Fund pursuant to its Budget Acts for certain fiscal years. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligation.

Ratings
During 1996, the ratings of California's general obligation bonds was upgraded by the following rating agencies.
Recently Standard & Poor's
Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors
Service.  Moody's Investors
Service has assigned such debt an A1 rating.
Any explanation of the
significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
The Trust believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official
Statements and Official Statements
relating to the State's general obligation bonds and the States revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Trust has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.
California Taxes -
In the opinion of LeBoeuf, Lamb, Greene &
MacRae L.L.P., Los Angeles,
California, special counsel on California tax matters, under existing law:
The California Trust is not taxable as
corporation for California tax
purposes.  Interest on the underlying
Securities owned by the California
Trust that is exempt from personal income taxes imposed by the State of
California will retain its status as interest exempt from personal income tax imposed by the State of California.
Each Unit Holder of the California Trust will recognize gain or loss on the sale, redemption or other disposition of Securities within the California
Trust, or on the sale or other disposition of Unit Holders interest in the
California Trust. As a result, a Unit Holder may incur California tax liability upon the sale, redemption or other disposition of Securities within the California Trust or upon the sale or other disposition of his or her
Units.
Special Consideration Relating to New York
Exempt Obligations

Risk Factors.  The information set forth below
is derived from the official
statements and/or preliminary drafts of
official statements prepared in
connection with the issuance of New York State
and New York City municipal
bonds.  The Trust has not independently
verified this information.
Economic Trends.  Over the long term, the State
of New York (the "State") and
the City of New York (the "City") face serious
economic problems.  The City
accounts for approximately 41% of the State's
population and personal income,
and the City's financial health affects the
State in numerous ways.  The
State historically has been one of the
wealthiest states in the nation.  For
decades, however, the State has grown more
slowly than the nation as a whole,
gradually eroding its relative economic
affluence.  Statewide, urban centers
have experienced significant changes involving
migration of the more affluent
to the suburbs and an influx of generally less
affluent residents.
Regionally, the older Northeast cities have
suffered because of the relative
success that the South and the West have had in
attracting people and
business.  The City has also had to face
greater competition as other major
cities have developed financial and business
capabilities which make them
less dependent on the specialized services
traditionally available almost
exclusively in the City.
The State has for many years had a very high
State and local tax burden
relative to other states.  The State and its
localities have used these taxes
to develop and maintain their transportation
networks, public schools and
colleges, public health systems, other social
services and recreational
facilities.  Despite these benefits, the burden
of State and local taxation,
in combination with the many other causes of
regional economic dislocation,
has contributed to the decisions of some
businesses and individuals to
relocate outside, or not locate within, the
State.
Notwithstanding the numerous initiatives that
the State and its localities
may take to encourage economic growth and
achieve balanced budgets,
reductions in Federal spending could materially
and adversely affect the
financial condition and budget projections of
the State and its localities.
New York City.  The City, with a population of
approximately 7.3 million, is
an international center of business and
culture.  Its non-manufacturing
economy is broadly based, with the banking and
securities, life insurance,
communications, publishing, fashion design,
retailing and construction
industries accounting for a significant portion
of the City's total
employment earnings.  Additionally, the City is
the nation's leading tourist
destination.  The City's manufacturing activity
is conducted primarily in
apparel and printing.
The national economic downturn which began in
July 1990 adversely affected
the local economy, which had been declining
since late 1989.  As a result,
the City experienced job losses in 1990 and
1991 and real Gross City Product
("GCP") fell in those two years.  Beginning in
calendar year 1992, the
improvement in the national economy helped
stabilize conditions in the City.
Employment losses moderated toward year-end and
real GCP increased, boosted
by strong wage gains.  After noticeable
improvements in the City's economy
during calendar year 1994, economic growth
slowed in calendar year 1995, and
thereafter improved during calendar year 1996,
reflecting improved securities
industry earnings and employment in other
sectors.  The City's current four-
year financial plan assumes that moderate
economic growth will continue
through calendar year 2001, with moderating job
growth and wage increases.
For each of the 1981 through 1996 fiscal years,
the City achieved balanced
operating results as reported in accordance
with generally accepted
accounting principles ("GAAP").  The City has
been required to close
substantial budget gaps between forecast
revenues and forecast expenditures
in order to maintain balanced operating
results.  There can be no assurance
that the City will continue to maintain a
balanced budget as required by
State law without additional tax or other
revenue increases or additional
reductions in City services or entitlement
programs, which could adversely
affect the City's economic base.
Pursuant to the New York State Financial
emergency Act for the City of New
York (the "Financial Emergency Act" or the
"Act"), the City prepares an
annual four-year financial plan, which is
reviewed and revised on quarterly
basis and which includes the City's capital,
revenue and expense projections
and outlines proposed gap-closing programs for
years with projected budget
gaps.  The City's current four-year financial
plan projects a surplus in the
1998 fiscal year (before discretionary
transfers) and substantial budget gaps
for each of the 1999, 2000 and 2001 fiscal
years.  This pattern of current
year surplus and projected subsequent year
budget gaps has been consistent
through virtually the entire period since 1982,
during which the City has
achieved balanced operating results for each
fiscal year.  The City is
required to submit its financial plans to
review bodies, including the New
York State Financial Control Board ("Control
Board").
The City depends on State aid both to enable
the City to balance its budget
and to meet its cash requirements.  The State's
1995-96 Financial Plan
projects a balanced General Fund.  There can be
no assurance that there will
not be reductions in State aid to the City from
amounts currently projected
or that State budgets in future fiscal years
will be adopted by the April 1
statutory deadline and that such reductions or
delays will not have adverse
effects on the City's cash flow or
expenditures.  In addition, the Federal
Budget negotiation process could result in a
reduction in or a delay in the
receipt of Federal grants which could have
additional adverse effects on the
City's cash flow or revenues.
The Mayor is responsible for preparing the
City's four-year financial plan,
including the City's current financial plan for
the 1998 through 2001 fiscal
years (the "1998-2001 Financial Plan" or
"Financial Plan").  The City's
projections set forth in the Financial Plan are
based on various assumptions
and contingencies which are uncertain and which
may not materialize.  Changes
in major assumptions could significantly affect
the City's ability to balance
its budget as required by State law and to meet
its annual cash flow and
financing requirements.  Such assumptions and
contingencies include the
condition of the regional and local economies,
the impact on real estate tax
revenues of the real estate market, wage
increases for City employees
consistent with those assumed in the Financial
Plan, employment growth, the
ability to implement proposed reductions in
City personnel and other cost
reduction initiatives, the ability of the New
York City Health and Hospitals
Corporation ("HHC") and the Board of Education
("BOE") to take actions to
offset potential budget shortfalls, the ability
to complete revenue
generating transactions, provision of State and
Federal aid and mandate
relief and the impact on City revenues and
expenditures of Federal and State
welfare reform and any future legislation
affecting Medicare or other
entitlements.  Despite these and similar risks
and uncertainties, the city
has achieved balanced operation results in each
of its sixteen years.
Implementation of the Financial Plan is also
dependent upon the City's
ability to market its securities successfully.
The City's financing program
for fiscal years 1998 through 2001 contemplates
the issuance of $4.9 billion
of general obligation bonds and $7.1 billion of
bonds to be issued by the
proposed New York City Infrastructure Finance
Authority ("Finance Authority")
to finance City capital projects.  The Finance
Authority was created as part
of the City's effort to assist in keeping the
City's indebtedness within the
forecast level of the constitutional
restrictions on the amount of debt the
City is authorized to incur.  In addition, the
City issues revenue and tax
anticipation notes to finance its seasonal
working capital requirements.  The
success of projected public sales of City bonds
and notes, New York Municipal
Water Finance Authority ("Water Authority")
bonds and Finance Authority bonds
will be subject to prevailing market
conditions.  The City's planned capital
and operation expenditures are dependent upon
the sale of its general
obligation bonds and notes, and the Water
Authority and Finance Authority
bonds.  Future developments concerning the City
and public discussion of such
developments, as well as prevailing market
conditions, may affect the market
for outstanding City general obligation bonds
and notes.
The City's operation results for the 1996
fiscal year were balanced in
accordance with GAAP, after taking into account
a discretionary transfer of
$224 million, the sixteen the consecutive year
of GAAP balanced results.
The most recent quarterly modification to the
City's financial plan for the
1997 fiscal year, which was submitted to the
Control Board on June 10, 1997
(the "1997 Modification"), projects a balanced
budget in accordance with GAAP
for the 1997 fiscal year, after taxing into
account an increase in projected
tax revenues of $1.2 billion during the 1997
fiscal year and a discretionary
prepayment in the 1997 fiscal of $1.3 billion
of debt service due in the 1998
and 1999 fiscal years.
On June 10, 1997, the City submitted to the
Control Board the financial Plan
for the 1998 through 2001 fiscal years, which
relates to the City, BOE and
the City University to New York ("CUNY") and
reflects the City's expense and
capital budgets for the 1998 fiscal year, which
were adopted on June 6, 1997.
The Financial Plan projects revenues and
expenditures for the 1998 fiscal
year balanced in accordance with GAAP.  The
Financial Plan includes increased
tax revenue projections; reduced debt service
costs; the assumed restoration
of Federal funding for programs, assisting
certain legal aliens; additional
expenditures for textbooks, computers, improved
education programs and
welfare reform, law enforcement, immigrant
naturalization, initiative
proposed by the City Council and other
initiatives; and a proposed
discretionary transfer to the 1998 fiscal year
of $300 million of debt
service due in the 1999 fiscal year for budget
stabilization purposes.  In
addition, the Financial Plan reflects the
discretionary transfer to the 1997
fiscal year of $1.3 billion of debt service due
in the 1998 and 199 fiscal
years, and includes actions to eliminate a
previously projected budget gap
for the 1998 fiscal year.  These gap closing
actions include (I) additional
agency actions totaling $621 million; (ii) the
proposed sale of various
assets; (iii) additional State aid of $294
million, including a proposal that
the State accelerate a $142 million revenue
sharing payment  to the City from
March 1999; and (iv) entitlement savings of
$128 million which would result
from certain of the reductions in Medicaid
spending proposed in the
Governor's 1997-1998 Executive Budget and the
State making available to the
City $77 million of additional Federal block
grant aid, as proposed in the
Governor's 1997-1998 Executive Budget.  The
Financial Plan also sets forth
projections for the 1999 through 2001 fiscal
years and projects gaps of $1.8
billion, $2.8 billion for the 1999 through 2001
fiscal years, respectively.
The Financial Plan assumes approval by the
State Legislature and the Governor
of (i) a tax reduction program proposed by the
City totaling $272 million,
$435 million, $465 million and $481 million in
the 1998 through 2001 fiscal
years, respectively, which includes a proposed
elimination of the 4% City
sales tax on clothing items under $500 as of
December 1, 1997, and (ii) a
proposed State tax relief program, which would
reduce the City property tax
and personal income tax, and which the
Financial Plan assumes will be offset
by proposed increased State aid totaling $47
million, $254 million, $472
million and $722 million in the 1998 through
2001 fiscal years, respectively.
The Financial Plan also assumes (i) approval by
the Governor and the State
Legislature of the extension of the 14%
personal income tax surcharge, which
is scheduled to expire on December 31, 1999 and
the extension of which is
projected to provide revenue of $166 million
and $494 million in the  2000
and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and the extension of which is projected to provide revenue of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million in the 1999, 2000, and 2001 fiscal years, respectively, which may depend on the successful completion of negotiation with the Port
Authority or the enforcement of the
City's rights under the existing leases through pending legal actions; and
(iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the
Governor's 1997-1998 Executive Budget.  The
Financial Plan reflects the
increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. The
Financial Plan provides no
additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have material effect on the City.
The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected revenues or increases in projected expenditures.
The Mayor is expected to publish the first quarter modification (the
"Modification") for the 1998 fiscal year in November. Since the preparation of the Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the Financial Plan, which will increase projected City sales tax revenues;
provided for State aid to the
City which was less than assumed in the
Financial Plan; and enacted a State
funded tax relief program which begins a year later than reflected I the
Financial Plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year. These changes will be reflected in the Modification.
The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council
37 of the American Federation
of State, County and Municipal Employees
("District Council 37"), which
together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001.
Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements to statutory impasse procedures, with bargaining units which, together with the
UFT and District Council 37, represent
approximately 86% of the City's
workforce.
In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July
2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10,
1995, Standard & Poor's revised
its rating of City bonds downward to BBB+.
Moody's rating of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May
1988 to A and again in February 1991 to Baa1.
On July 17, 1997, Moody's
changed its outlook on City bonds to positive from stable. Since July 15,
1993, Fitch has rated City bonds A-.  since
July 8, 1997, IBCA Limited has
rated City bonds A.
New York State and its Authorities.  The
State's budget for the State's 1997-
1998 fiscal year, commencing on April 1, 1997, was adopted by the Legislature on August 4, 1997. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements for its 1997-
1998 fiscal year considered to
be necessary for State operations and other purposes. The State Financial
Plan for the 1997-1998 fiscal year was
formulated on August 11, 1997 and is
based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-1998
State Financial Plan is expected to be updated in October and January. The
1997-1998 State Financial Plan is projected to be balanced on a cash basis.
Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds are projected to be $34.60 billion.
The adopted 1997-1998 budget
projects a year-over-year increase in General
Fund disbursements of 5.2
percent.  As compared to the Governor's
proposed budget amended in February
1997, the State's adopted budget for 1997-1998 increases General fund spending by $1.7 billion, primarily due to increase for local assistance
($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-1998 fiscal year, increases resources produced in the 1996-1997 fiscal year that will be utilized in
1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.
the 1997-1998 adopted budget includes multi-year tax reductions, including a
State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reduction in the
State sales tax on clothing, and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the out-year projections until the State's
1999-2000 fiscal year.
The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the State Financial
Plan is based upon forecasts of national and State economic activity.
Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economics. Actual results could differ materially and adversely from projections and those projections may be changed materially and adversely from time to time.
The State closed projected budget gaps of $5.0
billion, $3.9 billion and $2.3
billion for its 1995-1996, 1996-1997 and 1997-
1998 fiscal years,
respectively. The 1998-1999 budget gap was projected at $1.68 billion
(before the application of any assumed
efficiencies) in the out-year
projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-
1999 gap is now expected by the
State to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The revised expectations for the
1998-199 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-1997 operations that are being utilized to finance current year spending, an incremental effect of approximately $300 million in legislated
State and local tax reductions in the out-year and other factors.
In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurrent revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the
Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.
Other actions taken in the 1997-1998 adopted budget add further pressure to future State budget balance. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year.
The full annual cost of the
enacted tax reduction package is estimated by the State at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year
2001-2002.  These spending
commitments are subject to annual
appropriation.
On September 11, 1997, the New York State
Comptroller issued a report which
noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2001 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years.
The State Comptroller has also state that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002
State fiscal year could grow to nearly $12 billion.
In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.
On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10,
1997, Moody's confirmed its A2
rating on the State's general obligation long-term indebtedness.
Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced
1997-98 State Financial Plan.
The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1998-2001 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.
New York Taxes -
Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders in the same manner as for Federal income tax purposes. Accordingly, each Holder will be considered to have received the interest on his pro rata portion of each Bond when interest will be exempt from New York State and City personal income taxes except where such interest is subject to Federal income taxes (see Taxes). A noncorporate
Holder who is not a New York State resident will not be subject to New York
State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New
York. A New York State (and City) resident should determine his tax purposes. Interest income on, as well as any gain recognized on the disposition of, a Holder's pro rata portion of the Bonds is generally not excludable from income in computing New York
State and City corporate
franchise taxes.
Ratings as Investment Criteria
In general, the ratings of Moodys, S&P and Fitch IBCA, Inc. ("Fitch") represent the opinions of those agencies as to the quality of debt obligations that they rate. These ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. Ratings will be used with respect to the Funds as initial criteria for the selection of portfolio securities; the Funds will also rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors that will be considered by the Adviser are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the ratings of Moodys, S&P and Fitch, together with a brief discussion of the significance of those ratings.

An issue of debt obligations may, subsequent to its purchase by a Fund, cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by a Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moodys, S&P or Fitch, the Adviser will attempt to use comparable ratings as standards for each Funds investments.
Miscellaneous Investment Policies
Each Fund may invest up to an aggregate amount equal to 10% of its net assets of illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Repurchase Agreements
Both the Funds may engage in repurchase
agreement transactions with banks
which are the issuers of instruments acceptable for purchase by the Fund and certain dealers on the Federal Reserve Bank of New Yorks list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date.
Under the terms of a typical repurchase
agreement, a Fund would acquire an
underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Funds holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Although the amount of a Funds assets that may be invested in purchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other securities lacking readily available markets held by the Fund, will not exceed 10% of the Funds net assets.
The value of the securities underlying a repurchase agreement of a Fund will be monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of the banks and dealers with which a Fund enters into repurchase agreements.

When-Issued and Delayed-Delivery Transactions -
Both Funds
When a Fund engages in when-issued or delayed-delivery securities transactions, it will rely on the other party to consummate the trade.
Failure of the seller to do so may result in a Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Investment Restrictions
The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Funds.
Under the 1940 Act, a
fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Majority is defined in the 1940 Act as the lesser of (a)
67% or more of the shares
present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Investment restrictions
13 through 17 may be changed
by a vote of a majority of the Trusts Board of Trustees at any time.

Under the investment restrictions adopted by the Trust with respect to the
Funds:  No Fund will
1. Purchase securities other than Municipal
Obligations and Taxable
Investments as those terms are defined in the Prospectuses or this SAI.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.
To the extent that it engages
in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts
and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); or (d) investing in real estate investment trust securities.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short
(except "against the box").  For
purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. No Fund will invest in oil, gas or other mineral leases or exploration or development programs.

10. No Fund may write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Funds investment objective and policies.

11. No Fund will purchase any security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than
3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Funds total assets would be invested in securities of any one or more closed-end investment companies.

12. No Fund will purchase a security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

13. No Fund may make investments for the purpose of exercising control of management.
Portfolio Transactions
Decisions to buy and sell securities for each Fund are made by the Adviser, subject to the overall review of the Trusts
Board of Trustees.  Although
investment decisions for each Fund are made independently from those of the other accounts managed by the Adviser, investments of the type that a Fund may make also may be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund. The Trust has paid no brokerage commissions since its commencement of operations.
Allocation of transactions on behalf of the Funds, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Funds shareholders. The primary considerations of the Adviser in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Adviser may receive orders for portfolio transactions by a Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Adviser, and the fees of the Adviser are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Adviser in serving both a Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund.
No Fund will purchase U.S. government
securities or Municipal Obligations
during the existence of any underwriting or selling group relating to the securities, of which the Adviser is a member, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.
Portfolio Turnover
While a Funds portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed
100%, it has in the past
exceeded 100% with respect to these funds. The rate of turnover will not be a limiting factor, however, when a Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a Fund, as purchases and sales of portfolio securities are usually effected as principal transactions.
Securities may be sold in
anticipation of a rise in interest rates
(market decline) or purchased in
anticipation of a decline in interest rates
(market rise) and later sold.  In
addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.


The portfolio turnover rates are as follows:

Year
Year

Ended
Ended
Fund
11/30/97
11/30/96
California Fund
9%
15%
New York Fund
52%
67%

PURCHASE OF SHARES
Volume Discounts
The schedules of sales charges described in the Prospectuses apply to purchases of shares of each Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individuals spouse and his or her children purchasing shares for his or her own account;
(c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial
Consultant.
Combined Right of Accumulation
Reduced sales charges, in accordance with the schedules in the Prospectuses, apply to any purchase of shares of a Fund by any "purchaser" (as defined above). The reduced sales charge is subject to confirmation of the shareholders holdings through a check of appropriate records. The Trust reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith
Barney Financial Consultant.
Determination of Public Offering Price
The Funds offer their shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of a Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class C share (and
Class A share purchases,
including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class C shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each Funds financial statements, incorporated by reference in their entirety into this
SAI.

REDEMPTION OF SHARES
Detailed information on how to redeem shares of the Funds is included in the Prospectuses. The right of redemption of shares of each Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Funds investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Funds shareholders.

Distribution in Kind
If the Board of Trustees of the Trust
determines that it would be detrimental
to the best interests of the remaining
shareholders to make a redemption
payment wholly in cash, a Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the
Funds net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.
Automatic Cash Withdrawal Plan
An automatic cash withdrawal plan (the
"Withdrawal Plan") is available to
shareholders of any Fund who own shares of the Fund with a value of at least
$10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable
CDSC will not be waived on
amounts withdrawn by shareholders that exceed
1.00% per month of the value of
a shareholders shares at the time the
Withdrawal Plan commences.  (With
respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholders shares at the time the Withdrawal
Plan commences).  To the extent that
withdrawals exceed dividends,
distributions and appreciation of a
shareholders investment in a Fund,
continued withdrawal payments will reduce the shareholders investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.
Shareholders of a Fund who wish to participate in the Withdrawal Plan and who hold their shares of the Fund in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members.
All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly through the Transfer
Agent may continue to do so and applications for participation in the
Withdrawal Plan must be received by the
Transfer Agent no later than the
eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a
Smith Barney Financial Consultant.

DISTRIBUTOR

Smith Barney serves as the Trusts distributor on a best efforts basis pursuant to a written agreement (the
"Distribution Agreement"), which was
approved by the Trusts Board of Trustees.
For the fiscal years ended November 30, 1995, 1996, and 1997, the Distributor or its predecessor Shearson Lehman Brothers received approximately the following in sales charges for the sale of each Funds Class A shares, and did not reallow any portion thereof to dealers:

Year
Year
Year

Ended
Ended
Ended
Fund
11/30/97
11/30/96
11/30/95
California Fund
$37,000
$39,000
$22,000
New York Fund
$46,000
48,000
32,000

For the fiscal years ended November 30, 1995, 1996, and 1997, the Distributor or Shearson Lehman Brothers received approximately the following representing
CDSC on redemption of each Funds Class A shares:

Year
Year
Year

Ended
Ended
Ended
Fund
11/30/97
11/30/96
11/30/95
California Fund
$--
--
$3,800
New York Fund
$1,000
  2,000
  8,000

For the fiscal years ended November 30, 1995, 1996, and 1997, the Distributor or Shearson Lehman Brothers received approximately the following representing
CDSC on redemption of each Funds Class C shares:

Year
Year
Year

Ended
Ended
Ended
Fund
11/30/97
11/30/96
11/30/95
California Fund
$1,000
--
$200
New York Fund
$1,000
-
-
* The inception dates for Class C shares of California Fund and New York Fund are November 8, 1994 and December 5, 1994, respectively
When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investors brokerage account and Smith Barney may benefit from the temporary use of the funds.
The investor may designate
another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney
Exchange Reserve Fund) of the
Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith
Barney that serve the funds in
an investment advisory or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The
Trusts Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory,
Administration and Distribution
Agreements for continuance.

For the fiscal year ended November 30, 1997, Smith Barney incurred distribution expenses totaling approximately
$184,083 consisting of
approximately $16,558 for advertising, $26,243 for printing and mailing of prospectuses, $56,767 for support services,
$83,151 to Smith Barney Financial
Consultants, and $1,334 in accruals for
interest on the excess of Smith
Barney expenses incurred in distribution of the Funds shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.
Distribution Arrangements for the New York and
California Fund
To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under the Plan, both the New York and
California Fund pays Smith Barney a
service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Funds average daily net assets attributable to the
Funds Class A and Class C shares. In addition, each Fund pays Smith Barney a distribution fee with respect to the Class C shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial
Consultants a commission upon sales of those shares. The Class C distribution fee is calculated at the annual rate of 0.20% of the value of each Funds average net assets attributable to the shares of the Class.



The following service and distribution fees were incurred during the periods indicated:
SERVICE FEES
California Fund:




Year
Year
Year

Ended
Ended
Ended

11/30/97
11/30/96
11/30/95
Class A
37,151
$37,644
$36,511
Class C
4,112
   3,583
    1,017
New York Fund:




Year
Year
Year

Ended
Ended
Ended

11/30/97
11/30/96
11/30/95
Class A
72,443
$76,380
$84,263
Class C*
2,468
     1,171
      203
*The inception dates for Class C of California
Fund and New York Fund are
November 8, 1994 and December 5, 1994,
respectively.
DISTRIBUTION FEES
California Fund:




Year
Year
Year

Ended
Ended
Ended

11/30/97
11/30/96
11/30/95
Class C
5,484
$4,778
$1,356

New York Fund:




Year
Year


Ended
Ended


11/30/97
11/30/96
11/30/95*
Class C
$3,290
$1,562

$271
* The inception dates for Class C shares of California Fund and New York Fund are November 8, 1994 and December 5, 1994, respectively.
For the fiscal years ended November 30, 1995, 1996 and 1997 Smith Barney, received $123,621, $125,117, and $124,948 respectively, in the aggregate from
the Plan.
Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the
"Independent Trustees").  The Plan
may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees including all of the Independent Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent
Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).
Pursuant to the Plan, Smith Barney will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


VALUATION OF SHARES

The net asset value per share of each Funds
Classes is calculated on each
day, Monday through Friday, except days on which the NYSE is closed. The
NYSE currently is scheduled to be closed on New
Years Day, Martin Luther
King, Jr. Day, Presidents Day, Good Friday,
Memorial Day, Independence Day,
Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ.
The following is a description of the
procedures used by the Trust in valuing
its assets.

In carrying out valuation policies adopted by the Trusts Board of Trustees for the New York and California Fund the Administrator, may consult with an independent pricing service (the Pricing
Service) retained by the Trust.
Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including
Municipal Obligations, are valued by
the Adviser after consultation with the Pricing
Service.  U.S. government
securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Trusts
Board of Trustees. With respect to other securities held by the Fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which no readily obtainable market quotations are available, in the judgment of the Pricing
Service, are carried at fair value
as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A shares of the Fund may be exchanged without a sales charge for Class A shares of any of the Smith Barney
Mutual Funds.
B. Class C shares of any fund may be exchanged without a sales charge.
For purposes of CDSC applicability, Class C shares of the Fund exchanged for Class C shares of another Smith
Barney Mutual Fund will
be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.
Dealers other than Smith Barney must notify the Transfer Agent of the investors prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith
Barney High Income Fund under paragraph B above.
The exchange privilege enables shareholders in any Smith Barney Mutual Fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered.
Prospectuses may be obtained from a Smith
Barney Financial Consultant.
Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request.
The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Trust may quote a Funds yield or total return in advertisements or in reports and other communications to shareholders. The
Trust may include comparative performance information in advertising or marketing each Funds shares. Such performance information may include the following industry and financial publications-
Barrons, Business Week, CDA
Investment Technologies, Inc., Changing Times,
Forbes, Fortune, Institutional
Investor, Investors Daily, Money, Morningstar
Mutual Fund Values, The New
York Times, USA Today and The Wall Street
Journal.  To the extent any
advertisement or sales literature of a Fund describes the expenses or performance of any Class it will also disclose such information for the other
Classes.
Yield and Equivalent Taxable Yield
A Funds 30-day yield described in the
Prospectuses is calculated according to
a formula prescribed by the SEC, expressed as follows:


Where:	a  =  Dividends and interest earned
during the
period
b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
d = The maximum offering price per share on the last day of the period
For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.
A Funds equivalent taxable 30-day yield for a Class is computed by dividing that portion of the Class 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class yield that is not tax-exempt.
The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue.
Investors should recognize that,
in periods of declining interest rates, a Funds yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Funds yield for each Class of shares will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Funds portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
The yields for the 30-day period ended November
30, 1997 for California Funds
Class A, Class C and Class Y shares were 6.13
%, 5.92% and 6.52%,
respectively. The yields for the 30-day period ended November 30, 1997 for
New York Funds Class A and Class C shares were
6.46% and 6.27%, respectively.
The equivalent taxable yields for the 30-day period ended November 30, 1997 assuming payment of Federal income taxes at the rate of 31.0%; California income taxes at the rate of 9.3% for the California Fund shareholders; and
New York State and City income taxes at a rate of 10.5% for the New York Fund shareholders would have been as follows:
California Funds Class A, Class C
and Class Y shares: 4.65%, 4.54% and 4.62%, respectively, and New York Funds
Class A and Class C shares: 4.61% and 4.5%, respectively.

Average Annual Total Return

A Funds average annual total return, as
described below, is computed
according to a formula prescribed by the SEC.
The formula can be expressed
as follows:
P(1 + T)n = ERV
Where:	P	=	a hypothetical initial
payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	Ending Redeemable Value of a
hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Funds net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.
The following total returns assume that the maximum Class A 2.00% sales charge has been deducted from the investment at the time of purchase and have been restated to show the change in the maximum sales charge. The Funds average annual total return for Class A shares were as follows:
ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
6.13%
New York Fund
6.23%

The Funds average annual total return for Class
C shares were as follows:
ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
5.92%
New York Fund*
6.00%
* For the period from December 5, 1994
(inception date) to November 30, 1995

PER ANNUM FOR THE PERIOD FROM
COMMENCEMENT OF OPERATIONS
(NOVEMBER 8, 1994) THROUGH NOVEMBER 30, 1997

Total Return
Fund
(Without Sales Charge)
California Fund
8.36%
New York Fund
7.83%


The Funds average annual total return for Class
Y shares were as follows:

ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales Charge)
California Fund*
6.20%

* 	For the period from September 8, 1995
(inception date) to November 30,
1997.
**	As of November 30, 1997, no Class Y
shares of New York Fund had been sold.

Aggregate Total Return

A Funds aggregate total return, as described
below, represents the
cumulative change in the value of an investment
in the Fund for the specified
period and is computed by the following
formula:
ERV - P
P
Where:	P 	=	a hypothetical initial
payment of $10,000.
	ERV	=	Ending Redeemable Value of a
hypothetical $10,000
investment made at the beginning of the 1-, 5-or
10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.
The Funds aggregate total return for Class A shares were as follows:
ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
6.13%
New York Fund
6.23%

PER ANNUM FOR THE PERIOD FROM
COMMENCEMENT OF OPERATIONS
(DECEMBER 31, l991)THROUGH NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
45.21%
New York Fund
45.73%


The Funds aggregate total return for Class C shares were as follows:

ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
5.92%
New York Fund*
6.00%

* For the period from December 5, 1994
(inception date) to November 30, l997

PER ANNUM FOR THE PERIOD FROM
COMMENCEMENT OF OPERATIONS
(NOVEMBER 8, 1994) THROUGH NOVEMBER 30, 1997

Total Return
Fund
(Without Sales
Charge)
California Fund
27.90%
New York Fund
25.36%

The Funds aggregate total return for Class Y shares were as follows:

ONE YEAR PERIOD
ENDED NOVEMBER 30, 1997

Total Return
Fund
(Without Sales Charge)
California Fund
15.01%

*	For the period from September 8, 1995
(inception date) to November 30,
l997.
**	As of November 30, 1997, no Class Y
shares of New York Fund had been sold.
It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. Performance will vary from time to time depends upon market conditions, the composition of the Funds portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies portfolio securities.

TAXES

The following is a summary of selected Federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Trust.
As described above and in the Prospectuses, each Fund is designed to provide investors with current income which is excluded from gross income for Federal income tax purposes, and the California Fund and the New York Fund are designed to provide investors with current income exempt from otherwise applicable state and/or local personal income taxes. The Trust is not intended to be a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Trust would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.
Each Fund has qualified and intends tocontinue to qualify each year as a regulated investment company under the Code.
Provided that a Fund (a) is a
regulated investment company and (b)
distributes to its shareholders at least
90% of its taxable net investment income
(including, for this purpose, its
net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to shareholders.
Because the Fund may distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for Federal income tax purposes. In addition, the indebtedness is not deductible by a shareholder of the California Fund for
California State personal income tax purposes, nor by a New York Fund shareholder for New York State and New York
City personal income tax
purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the
Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a Fund that represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a substantial user of a facility financed by the bonds, or a related person of the substantial user. Moreover, as noted in the Prospectuses
(a) some or all of a Funds
exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (b) the receipt of a Funds dividends and distributions may affect a corporate shareholders Federal environmental tax liability if the environment tax is reinstated as proposed by President
Clinton. In addition, the receipt of a Funds dividends and distributions may affect a foreign corporate shareholders Federal branch profits tax liability and the Federal and California excess net passive income tax liability of a Subchapter S corporation.
Shareholders should consult their
own tax advisors to determine whether they are
(a) substantial users with
respect to a facility or related to those users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal
"environmental" tax, the Federal "branch profits" tax, or the Federal or California "excess net passive income" tax.
As a general rule, a Funds gain
or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholders gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held the Fund shares for one year or less.
Shareholders of each Fund will
receive, as more fully described in the
Prospectuses, an annual statement as
to the income tax status of his or her
dividends and distributions for the
prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a Funds prior taxable year as to the Federal income tax status of certain dividends or distributions which were received from the Fund during the Funds prior taxable year.
The dollar amount of dividends paid by a Fund that is excluded from Federal income taxation and the dollar amount of dividends paid by a Fund that is subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholders investment in a
Fund.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in mutual fund for which the otherwise applicable sales charge is reduced by reason of an reinvestment right (that is exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition.
This provision prevents a
shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.
Investors considering buying shares of a Fund on or just prior to the record date for a capital gain distribution should be aware that the amount of the forthcoming distribution payment will be a taxable distribution payment.
If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Fund. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayers regular
Federal income tax liability.
The discussion above is only a summary of certain tax considerations generally affecting a Fund and its shareholders, and is not intended as a substitute for careful tax planning.
Shareholders are urged to consult their
tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust on October 17,
1991 under the name Shearson Lehman Brothers
Intermediate-Term Trust.  On
November 20, 1991, July 30, 1993, October 14,
1994 and August 16, 1995, the
Trusts name was changed to Shearson Lehman
Brothers Income Trust, Smith
Barney Shearson Income Trust, Smith Barney
Income Trust and Smith Barney
Investment Trust, respectively.

PNC, located at 17th and Chestnut Streets,
Philadelphia, Pennsylvania, 19103,
serves as the custodian of the Fund. Under its custody agreement with the
Fund, PNC holds the Funds securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.
First Data, is located at Exchange Place,
Boston, Massachusetts 02109, and
serves as the Trusts transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by the Trust. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.



FINANCIAL STATEMENTS

The Funds Annual Report for the fiscal year ended November 30, 1997 is incorporated herein by reference in its entirety.


APPENDIX
RATINGS ON DEBT OBLIGATIONS
BOND (AND NOTES) RATINGS
Moodys Investors Service, Inc.
	Aaa - Bonds that are rated Aaa are
judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
	Aa - Bonds that are rated Aa are
judged to be of high quality by all
standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.
	A - Bonds that are rated "A" possess
many favorable investment
attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.
	Baa - Bonds that are rated "Baa" are
considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
	Ba - Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
	B - Bonds which are rated B generally
lack characteristics of the
desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
	Caa - Bonds which are rated Caa are of
poor standing. Such issues may
be in default or there may be present elements of danger with respect to principal or interest.
	Ca - Bonds which are rated Ca represent
obligations which are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.
	C - Bonds which are rated C are the
lowest class of bonds and issues so
rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
	Note: The modifier 1 indicates that the
security ranks in the higher
end of its generic rating category; the
modifier 2 indicates a mid-range
ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poors
	AAA - Debt rated AAA has the highest
rating assigned by Standard &
Poors. Capacity to pay interest and repay principal is extremely strong.
	AA - Debt rated AA has a very strong
capacity to pay interest and
repay principal and differs from the highest rated issues only in small degree.
	A - Debt rated A has a strong capacity
to pay interest and repay
principal although it is somewhat more
susceptible to the adverse effects of
changes in circumstances and economic
conditions than debt in higher rated
categories.
	BBB - Debt rated "BBB" is regarded as
having an adequate capacity to
pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
	BB, B, CCC, CC, C - Debt rated `BB', `B',
`CCC', `CC' or `C' is
regarded, on balance, as predominantly
speculative with respect to capacity
to pay interest and repay principal in
accordance with the terms of the
obligation. `BB' indicates the lowest degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
	Plus (+) or Minus (-): The ratings from
`AA' to `B' may be modified by
the addition of a plus or minus sign to show relative standing within the major rating categories.
	Provisional Ratings: The letter "p"
indicates that the rating is
provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.
	L - The letter "L" indicates that the
rating pertains to the principal
amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance
Corp. or the Federal Deposit
Insurance Corp.
	+ - Continuance of the rating is
contingent upon S&P's receipt of
closing documentation confirming investments and cash flow.
	* - Continuance of the rating is
contingent upon S&P's receipt of an
executed copy of the escrow agreement.
	NR - Indicates no rating has been
requested, that there is insufficient
information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Fitch IBCA, Inc.
	AAA - Bonds rated AAA by Fitch have the
lowest expectation of credit
risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
	AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

	A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.
	BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
	BB - Bonds rated BB by Fitch carry the
possibility of credit risk
developing, particularly as the result of adverse economic change over time.
Business or financial alternatives may,
however, be available to allow
financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
	B - Bonds rated B by Fitch carry
significant credit risk, however, a
limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.
	CCC, CC, C - Default on bonds rated
CCC,CC, and C by Fitch is a real
possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.
	Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category.
Plus and minus signs however,
are not used in the AAA category.
COMMERCIAL PAPER RATINGS
Moodys Investors Service, Inc.
	Issuers rated "Prime-1" (or related
supporting institutions) have a
superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics:
leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection;
broad margins in earnings
coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.
	Issuers rated "Prime-2" (or related
supporting institutions) have
strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Standard & Poor's
	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
	A-2 - Capacity for timely payment on
issues with this designation is
strong. However, the relative degree of safety is not as high as for issues designated A-1.
Fitch IBCA, Inc.
	Fitchs short-term ratings apply to debt
obligations that are payable
on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
	The short-term rating places greater
emphasis than a long-term rating
on the existence of liquidity necessary to meet financial commitment in a timely manner.
	Fitchs short-term ratings are as
follows:
	F1+ - Issues assigned this rating are
regarded as having the strongest
capacity for timely payments of financial commitments. The + denotes an exceptionally strong credit feature.
	F1 - Issues assigned this rating are
regarded as having the strongest
capacity for timely payment of financial commitments.
	F2 - Issues assigned this rating have a
satisfactory capacity for
timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
	F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.
Duff & Phelps Inc.
	Duff 1+ - Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United
States Treasury short-term obligations.
	Duff 1 - Indicates a high certainty of
timely payment.
	Duff 2 - Indicates a good certainty of
timely payment: liquidity
factors and company fundamentals are sound.
The Thomson BankWatch ("TBW")
	TBW-1 - Indicates a very high degree of
likelihood that principal and
interest will be paid on a timely basis.
	TBW-2 - While the degree of safety
regarding timely repayment of
principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.



	Smith Barney
	Investment
	Trust





















SMITH BARNEY
INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

	SMITH BARNEY

A Member of Travelers Group

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